Exhibit 99.2

Proprietary & Confidential INVESTOR PRESENTATION | Q1 2021 atlanticcapitalbank.com NASDAQ TICKER: ACBI

atlanticcapitalbank.com Forward-Looking Statements Disclaimer and Non-GAAP Financial Information This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: The impact of the COVID-19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our fintech and payments processing business, and declines in deposits; our participation in the Paycheck Protection Program administered by the Small Business Administration (“SBA”); our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our fintech and payments processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for fintech and payments processing; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures common to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including:(i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per common share, (iv) tangible common equity to tangible assets;(v) pre-provision net revenue, (vi) allowance for credit losses to loans held for investment excluding PPP, and (vii) allowance for loan losses to loans held for investment excluding PPP. Tangible common equity excludes goodwill from shareholders’ equity. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. 2

atlanticcapitalbank.com Q1 2021 Overview Performance Highlights Credit Update • Reported net income was $13.4 million or $0.65 per diluted share. • Taxable equivalent revenue increased 19.5% annualized from Q4 2020 and 15.4% year over year. • Loans increased 9% annualized on a linked quarter basis and 19% year over year. • Quarterly average deposits increased 39% annualized on a linked quarter basis and 40% year over year. • Cost of deposits decreased to 0.12% compared to 0.16% in the fourth quarter of 2020. • The provision for credit losses was negative $4.5 million reflecting positive credit migration and an improved economic outlook. • Credit quality improved as classified loans decreased 34% from the fourth quarter of 2021. •Annualized net charge-offs remained low at 0.04% of average loans. • Nonperforming assets decreased to 0.06% of total assets. 3 Atlantic Capital produced another quarter of strong operating results.

Financial Highlights: Continuing Operations

	METRICS		Q1 2021		Q4 2020		Q1 2020	Change vs Q4 2020[5]			Change vs Q1 2020		
Income	Diluted EPS	$	0.65	$	0.48	$	0.10	$	0.17	142%	$	0.55	550%
	Pre-provision net revenue (PPNR) [1]		12.1		12.8		10.7		(0.7)	(22%)		1.4	13%
Balance Sheet[2]	Total loans held for investment (period-end)	$	2,301	$	2,249	$	1,933	$	52	9%	$	368	19%
	Total loans excluding PPP loans		2,082		2,057		1,933		25	5%		149	8%
	Total deposits (quarterly average)		3,157		2,874		2,255		283	39%		902	40%
	Non-interest bearing deposits (quarterly average)		1,137		977		713		160	66%		424	59%
Performance Measures	Tangible book value per common share	$	15.74	$	15.62	$	14.54		$0.12			$1.20	
	Net interest margin [3]		2.81 %		2.91 %		3.41 %		(10 bps)			(60 bps)	
	Efficiency ratio		56.30		51.30		55.03		(500 bps)			(127 bps)	
Capital Ratios	Tangible common equity to tangible assets		8.63 %		8.86 %		11.57 %		(23 bps)			(294 bps)	
	Leverage ratio [4]		8.4		8.9		10.7		(50 bps)			(230 bps)	
	Total risk based capital [4]		16.4		16.1		14.9		30 bps			150 bps	

[1] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in millions. For a reconciliation of this non-GAAP financial measure, see slides 31-32. [2] Dollars in millions. [3] Taxable equivalent. [4] Amounts are estimates as of March 31, 2021. Please see reconciliation on slides 31-32 for more details. [5] Percentage changes are annualized.

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Owner-occupied CRE 17% atlanticcapitalbank.com Commercial Lending Focus $688 $790 $944 $1,063 $1,134 $1,115 $622 $605 $653 $686 $681 $693 $176 $203 $61 $62 $80 $73 $65 $71 $144 $192 $219 $1,519 $2,301 Loans from Continuing Operations Loan yield Commercial(1) CRE(2) Consumer Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 3.89% 3.89% $1,515 $1,728 Dollars in millions. Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1) Commercial loans include commercial and industrial and owner occupied CRE loans. (2) CRE loans include non-owner occupied and construction and land. (3) Other loans include residential mortgages, home equity, and other loans. $1,874 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 PPP Loan yield excluding PPP loans $2,249 • Loan growth: • Year-over-year: 9% • Linked-quarter: 19% annualized Highlights 3.86% 3.83% Residential 2% Multifamily 3% Consumer 9% PPP 10% C&I 32% Other 1% Fixed 42% Floating 48% PPP 10% Construction & Land 6% Commercial Real Estate 20% Other(3) 5

atlanticcapitalbank.com Strong Core Deposit Franchise 28% 32% 33% 33% 34% 36% 56% 56% 61% 61% 58% 53% 1% 1% 1% 1% 5% 9% 15% 3% 3% 11% 5% $3,157 5% Average Deposits from Continuing Operations Dollars in millions. Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.31% 0.12% 2016 2017 2018 2019 2020 Q1 2021 Brokered 5% Highlights • Continued strong growth in deposits: • Q1 2021 vs Q1 2020: 40% • Q1 2021 vs Q4 2020: 39% annualized • Growth in treasury management and processing relationships has resulted in strong DDA growth. • 36% of total deposits • Q1 2021 vs Q1 2020: 59% • Q1 2021 vs Q4 2020: 65% annualized • The growth in time deposits was generated from a fintech partnership. • The cost of interest bearing deposits decreased 0.06% to 0.19% in Q1 2021. $2,504 6

atlanticcapitalbank.com Atlanta’s Hometown Business Bank • C&I Banking – Entrepreneurs and emerging growth companies value experienced commercial bankers attuned to clients’ needs. • Commercial Real Estate – Established relationships with experienced developers of institutional grade properties. • Private Banking - Personalized banking service for owners/operators and other private clients. Atlanta Market Highlights Atlanta Loan and Deposit Composition – 3/31/2021 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Real Estate Banking 41% $1,149 $1,421 Commercial & Private Banking 90% Real Estate Banking 10% Commercial & Private Banking 59% Dollars in millions Focused on commercial clients and individuals that value high touch relationships and expertise Atlanta Loans Atlanta Deposits $870 $943 $1,050 $1,114 $1,114 $1,149 3.83% 4.24% 4.98% 5.11% 3.88% 3.55% 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 Loans Yield on Loans $731 $785 $885 $948 $1,166 $1,421 0.19% 0.19% 0.34% 0.57% 0.23% 0.10% 2016 2017 2018 2019 2020 Q1 2021 Average Deposits Cost of Deposits 7

atlanticcapitalbank.com Rapidly Growing Fintech & Payments Businesses • Powering fintech and payments companies across the US • Rapidly growing recurring revenue stream • Top 40 ACH Bank in the US(1) • Diversified platform of capabilities • High volume ACH • Fintech partnerships • Card issuance (focused on debit & prepaid) • Private Equity banking Average Deposits – Payments & Processing Businesses ($ in millions) Loans ($ in millions) Highlights Service Charge Income ($ in thousands) $31 $37 $46 $64 $243 $252 4.14% 4.54% 5.23% 5.30% 3.35% 2.99% 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 3/31/2021 Loans Yield on Loans $906 $1,243 $1,529 $1,977 $3,438 $766 $1,274 2016 2017 2018 2019 2020 Q1 2020 Q1 2021 $224 $283 $322 $421 $661 $993 0.32% 0.40% 0.52% 0.66% 0.19% 0.06% 2016 2017 2018 2019 2020 YTD 2021 Deposits Cost of Deposits (1)by National Automated Clearing House Association (NACHA) 8

Financial Update: Q1 2021 Income Summary

	Q1 2021	Q4 2020	Q1 2020	Change vs Q1 20
Net interest income[1]	$23,710	$22,989	$21,203	12%
Provision for credit losses	(4,519)	481	8,074	-156%
Noninterest income	3,562	3,016	2,422	47%
Noninterest expense	15,149	13,164	12,877	18%
Income before taxes	16,642	12,360	2,674	522%
Income tax expense	3,280	2,410	550	496%
Net income from continuing operations	**$13,362**	**$ 9,950**	**$ 2,124**	**529%**
Diluted EPS - continuing operations	$ 0.65	$ 0.48	$ 0.10	550%
Pre-provision net revenue (PPNR)[2]	**$12,123**	**$12,841**	**$10,748**	**13%**

Q1 2021 Highlights[3]

- Net interest income benefitted from strong balance sheet growth along with income from PPP loans.
- Reversal of allowance for credit losses was due to loan upgrades and improved forecasts.
- Noninterest income increased from higher service charge income and an increase in SBA income.
- Higher expenses due to increase in personnel expenses.

Dollars in thousands except EPS.
[1]Net interest income is taxable equivalent and a non-GAAP financial measure. Please see reconciliation on slides 31-32 for more details.
[2] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 31-32.
[3]Q1 2021 results compared to Q4 2020 results.

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atlanticcapitalbank.com Balance Sheet Liquidity Average Loan / Deposit Ratio 84% 88% 89% 77% 72% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Average Interest Bearing Deposits in Other Banks $177,063 $129,989 $136,459 $435,939 $561,809 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 • Atlantic Capital’s liquidity position remains strong benefitting from continued deposit growth across most lines of business. • Liquidity is expected to remain strong in 2021 even as deposit growth is anticipated to moderate. 10 Dollars in thousands

atlanticcapitalbank.com Net Interest Margin NIM by Quarter(1) Net Interest Income by Quarter(1) Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Taxable equivalent net interest income is used in calculating taxable equivalent net interest margin. Please see reconciliation on slides 31-32 for more details. Net interest margin Net interest margin adjusted for excess cash Net interest income (excl. PPP) PPP interest income • Excess cash balances from strong deposit growth negatively impacted the net interest margin by 27bps in Q4 2020 and 36bps in Q1 2021. • PPP loans benefitted the net interest margin by 10 bps in Q4 2020 and 11 bps in Q1 2021. 3.41% 3.23% 3.14% 2.91% 2.81% 3.14% 3.18% 3.17% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 3.23% 3.41% 11 $21,289 $20,475 $20,685 $21,492 $696 $1,588 $2,304 $2,218 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 $22,063 $22,989 $21,203 $21,985 $23,710

atlanticcapitalbank.com Noninterest Expense Overview Q1 2021 Highlights Dollars in thousands (1) Continuing operations Noninterest Expense and Efficiency Ratio by Year(1) Noninterest Expense $50,099 $52,834 $49,991 $53,108 $52,659 76.3% 70.4% 57.9% 58.0% 54.1% 2016 2017 2018 2019 2020 Q1 2021 Q4 2020 Q1 2020 Salaries and employee benefits 10,421 $ 8,437 $ 8,476 $ 1,945 $ 23% Occupancy 734 767 794 (60) (8%) Equipment and software 774 969 779 (5) (1%) Professional services 922 686 705 217 31% Communications and data processing 792 789 897 (105) (12%) FDIC 275 241 - 275 Other noninterest expense 1,231 1,275 1,226 5 0% Noninterest expense 15,149 $ 13,164 $ 12,877 $ 2,272 $ 18% Year-over-Year change Noninterest Expense and Efficiency Ratio by Quarter $12,877 $12,904 $13,713 $13,164 $15,149 55.0% 53.8% 56.6% 51.3% 56.3% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Noninterest Expense Efficiency Ratio • Salaries and employee benefits included $700,000 seasonal increase in benefit costs, $255,000 in PPP expenses, increase in short-term and long-term incentive costs, and the partial impact of eight net new hires and merit increases. • Professional services expense included approximately $200,000 in PPP expenses. 12

atlanticcapitalbank.com Strong Capital Position (1)For a reconciliation of this non-GAAP financial measure, see slides 31-32. (2)Amounts are estimates as of March 31, 2021 • Capital levels remained strong but were impacted by the increase in deposits and corresponding increase in the size of the balance sheet. • Reduced TCE and Tier 1 Leverage Ratios. • Continued share repurchase program: • Repurchased 222,000 shares totaling $4.2 million at an average price of $18.87 in Q1 2021. • $3.1 million of the $25 million program remaining. Highlights 14.9% 14.8% 16.9% 16.1% 16.4% 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Total Risk Based Capital Ratio(2) 10.7% 9.9% 9.9% 8.9% 8.4% 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 11.6% 11.0% 11.0% 8.9% 8.6% 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Tangible Common Equity Ratio(1) Tier 1 Leverage Ratio(2) 13

atlanticcapitalbank.com Strong Historical Credit Quality Non-performing Assets / Total Assets Net Charge-Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.11% 0.04% 2014 2015 2016 2017 2018 2019 2020 Q1 2021 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.13% 0.06% Highlights Classified Loans / Total Loans 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 3.25% 2.10% 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 • Overall credit quality remained solid with limited charge-offs and non- accruals. • Classified loans decreased 34% from 12/31/2020 primarily due to upgrades. • Criticized loans decreased from 7.9% of total loans as of 12/31/2020 to 7.0% as of 3/31/2021. • Deferrals declined and remained less than 1% of total loans. • Allowance for credit losses decreased from 1.70% of loans excluding PPP to 1.45%. • Net charge-offs were 0.04% annualized, non-performing assets remain low at 0.06% of totals assets. 12/31/14 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 14

atlanticcapitalbank.com Current Expected Credit Losses (CECL) $19,848 $35,085 $34,765 $34,946 $30,188 1.06% 1.80% 1.78% 1.70% 1.45% 1.61% 1.59% 1.55% 1.31% Day 1 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Allowance for Credit Losses (ACL) Allowance for Loan Losses (ALL) ACL/Loans HFI excluding PPP(1) ACL/Loans HFI ALL/Loans HFI excluding PPP(1) ALL/Loans HFI $17,681 $31,605 $31,894 $31,818 $27,506 0.94% 1.62% 1.63% 1.55% 1.32% 1.45% 1.46% 1.41% 1.20% Day 1 6/30/2020 9/30/2020 12/31/2020 3/31/2021 ACL ALL Dollars in thousands (1)For a reconciliation of this non-GAAP financial measure, see slides 31-32. • Reversal of allowance for credit losses was due to loan upgrades and improved forecasts. • ACL remains robust at 1.31% of loans (1.45% excluding PPP loans). 15

atlanticcapitalbank.com Hotel Portfolio • $101 million outstanding net of SBA/USDA guaranteed portions as of 3/31/2021 • Weighted average original LTV 66% • Breakeven occupancy 45 – 60% • Average occupancy November 2020 – 50% (CRE 56%, SBA 48%) • Average occupancy February 2021 – 49% (CRE 47%, SBA 50%) • $26 million special mention, $1 million classified, $0 non- accrual Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $66MM, 54% SBA 504 $29MM, 23% SBA guaranteed $22MM, 18% SBA unguaranteed $6MM, 5% Hilton $38MM, 31% Marriott $38MM, 31% Hyatt $21MM, 17% InterContinental $14MM, 11% Other $12MM, 10% GA $41MM, 33% SC $18MM, 15% TN $53MM, 43% FL $5MM, 4% NC $5MM, 4% Other $1MM, 1% Excludes PPP loans 16

atlanticcapitalbank.com Restaurant Portfolio Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $184 million outstanding as of 3/31/2021 • 93% QSR; Dunkin’ 45% of QSR • 97% of QSR locations did not close during shutdowns • 85% of QSRs have drive-thru or existing delivery model • $24 million special mention, $4 million classified, $0 non- accrual • 7% full service – no classified or non-accrual GA $61MM, 33% FL $35MM, 19% IL $13M, 7% NJ $12M, 7% MD $9MM, 5% MO $9MM, 5% NY $6MM, 3% VA $6M, 3% OR $5M, 3% Other $28MM, 15% Dunkin’ $77MM, 42% Other QSR $93MM, 51% Full service $14MM, 7% SNC $9MM, 5% Franchise finance $149MM, 81% C&I $4MM, 2% CRE $10MM, 5% SBA $9MM, 5% TriNet $4MM, 2% Excludes PPP loans 17

atlanticcapitalbank.com Paycheck Protection Program (PPP) Update Dollars in thousands Period Ending Balance Average Balance Interest Income Fee Income Total Income Total Yield Q2 2020 $ 234,049 $ 184,357 $ 479 $ 217 $ 696 1.52% Q3 2020 $ 231,834 $ 233,082 $ 584 $ 1,005 $ 1,589 2.71% Q4 2020 $ 192,160 $ 217,368 $ 546 $ 1,758 $ 2,304 4.22% Q1 2021 $ 218,766 $ 201,700 $ 498 $ 1,720 $ 2,218 4.46% • $4.7 million in fees still to be recognized • $47 million in loans forgiven in the first quarter of 2021 • Originated 291 round two PPP loans totaling $73 million as of March 31, 2021 18

Appendix

atlanticcapitalbank.com Management Biographies Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division 20

atlanticcapitalbank.com Atlanta’s Hometown Business Bank • Proven underwriting; superior credit quality • Lead with strong risk and compliance • Strong capital • Capitalize on Atlanta market opportunities • Fintech and processing businesses • Core deposit strength Fundamentally Sound Positioned for Growth TOTAL ASSETS $3.7 Billion • Atlanta’s Hometown BUSINESS BANK • Fast growing FINTECH & PAYMENTS businesses • EMERGING GROWTH and ENTREPRENEURIAL focus • Continued INVESTMENT IN TECHNOLOGY 21

atlanticcapitalbank.com Atlanta’s Hometown Business Bank Atlanta metro highlights: •#1 for economic growth potential (among large metro areas) • 16 Fortune 500 headquarters •#1 world’s busiest airport •#4 metro area for largest increase in population (2018-2019) •#2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition Atlanta MSA GDP $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 2018 2019 Billions 22

atlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax-exempt Municipal 38% Taxable Municipal 12% MBS 40% Agency CMO 5% Corporate 4% CDs 1% Sector Allocation at 3/31/2021 1.73% 2.25% 2.48% 2.69% 2.88% 2.62% 2016 2017 2018 2019 2020 Q1 2021 Municipal Bond Ratings 3/31/2021 AAA 44% AA+ 22% AA 29% AA- 4% Other 1% Portfolio Effective Duration 5.03 4.72 5.26 6.97 6.09 6.87 Extended portfolio duration to manage interest rate risk 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 3/31/21 23

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State(2) Highlights C&I Concentrations(1) (2) CRE Concentrations by Property Type(1) GA $1,190MM, 75% TN $103MM, 6% FL $75MM, 5% SC $30MM, 2% NC $29MM, 2% Other $163MM, 10% (GA 80% excluding SBA and Franchise) (1) Commercial includes commercial and industrial, owner-occupied CRE; CRE includes non-owner occupied CRE, multifamily, construction (2) Excludes Trinet, PPP, and fintech partnership consumer loans Retail $150MM, 21% Office $120MM, 17% Multi-family $115MM, 16% Hotel $113MM, 16% Industrial $101MM, 15% Specialty Housing $49MM, 7% Other $57MM, 8% Restaurants and food $183MM, 16% Retail $147MM, 13% Manufacturing $114MM, 10% Wholesale $113MM, 10% Administrative support $90MM, 8% Finance and insurance $64MM, 6% Other $253MM, 23% Real estate lessors $42MM, 4% Other construction $40MM, 4% Transportation $70MM, 6% • $2.3 billion in total loans as of 3/31/2021 • Includes $219 million of PPP loans • Commercial focused loan portfolio • 89% commercial and CRE(1) • Concentrated in the Southeast • Granular portfolio • 27 loans larger than $10 million outstanding 24

atlanticcapitalbank.com Loan Portfolio by Risk Rating Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 871,507 $ 68,258 $ 14,288 $ - $ 954,053 $ 859,328 $ 65,796 $ 27,672 $ 9 $ 952,805 $ Commercial - commercial real estate 869,903 38,739 33,449 - 942,091 835,566 28,680 44,855 - 909,101 Commercial - construction and land 138,354 4,442 - - 142,796 140,774 4,821 - - 145,595 Residential - mortgages 30,180 1,432 205 - 31,817 30,621 2,847 315 - 33,783 Residential - home equity 25,567 726 - - 26,293 24,717 726 - - 25,443 Consumer 203,176 - - - 203,176 176,066 - - - 176,066 Other 6,320 914 455 - 7,689 12,324 1,117 456 - 13,897 Total 2,145,007 $ 114,511 $ 48,397 $ - $ 2,307,915 $ 2,079,396 $ 103,987 $ 73,298 $ 9 $ 2,256,690 $ Less net deferred fees and other unearned income (7,101) (7,654) Total loans held for investment 2,300,814 $ 2,249,036 $ Q1 2021 Q4 2020 25

atlanticcapitalbank.com Shared National Credit Portfolio SNC Portfolio Highlights SNC Portfolio by Industry • $184 million outstanding as of 3/31/2021 • Average commitment $12 million • 16% highly leveraged transactions (outstandings) • $15 million special mention, no classified, no non-accrual Other $18MM, 10% Gasoline stations with C stores $18MM, 10% Air cargo $17MM 9% General medical and surgical hospitals $15MM, 8% Continuing care retirement services $13MM, 7% Commercial printing $10MM, 6% Landscaping services $10MM, 6% Full service restaurants $10MM, 6% Limited service restaurants $9MM, 5% Crushed and broken limestone mining and quarrying $6MM, 3% FBO real estate leasing and services $6MM, 3% Professional employer organizations $13MM, 7% SNC Loans by State GA $57MM, 31% TN $39MM, 21% FL $33MM, 18% AZ $13MM, 7% NC $12MM, 7% PA $10MM, 5% MO $9MM, 5% TX $6MM 3% AL $5MM, 3% Electronic shopping and mail-in order houses $6MM, 3% Electronic computer manufacturing $6MM, 3% Cut and sew apparel contractors $6MM, 3% Paint/varnish supplies merchant wholesalers $6MM, 3% Aluminum extruded product mfg. $15MM, 8% 26

atlanticcapitalbank.com Balance Sheet (in thousands, except share data) Mar. 31, Dec. 31, March 31, 2021 2020 2019 ASSETS Cash and due from banks $ 32,850 $ 16,865 $ 27,536 Interest-bearing deposits in banks 612,966 636,537 114,829 Cash and cash equivalents 645,816 653,402 142,365 Investment securities available for sale 390,701 335,423 280,390 Investment securities held to maturity, net of allowance for credit losses of $14 at March 31, 2021, December 31, 2020 and March 31, 2020, respectively 222,535 200,156 186,015 Other investments 24,709 25,892 27,140 Loans held for sale 1,847 – – Loans held for investment 2,300,814 2,249,036 1,932,909 Less: Allowance for credit losses (27,506) (31,818) (24,896) Loans held for investment, net 2,273,308 2,217,218 1,908,013 Premises and equipment, net 20,633 21,589 22,533 Bank owned life insurance 73,223 72,856 66,761 Goodwill 19,925 19,925 19,925 Other intangibles, net 2,688 2,731 2,785 Other real estate owned 16 16 779 Other assets 57,267 66,409 62,952 Total assets $ 3,732,668 $ 3,615,617 $ 2,719,658 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 1,280,524 $ 1,033,765 $ 712,919 Interest-bearing checking 485,540 760,638 368,463 Savings 562 625 567 Money market 1,142,361 1,030,753 982,109 Time 294,129 241,328 66,793 Brokered deposits 74,576 94,399 94,268 Total deposits 3,277,692 3,161,508 2,225,119 Federal funds purchased 75,000 Long-term debt 73,878 73,807 49,916 Other liabilities 40,770 41,716 37,323 Total liabilities 3,392,340 3,277,031 2,387,358 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and as of March 31, 2020, December 31, 2020, and March 31, 2020 – – – 207,047 209,942 224,233 Retained earnings 127,499 114,137 93,721 Accumulated other comprehensive income 5,782 14,507 14,346 Total shareholders’ equity 340,328 338,586 332,300 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 3,732,668 $ 3,615,617 $ 2,719,658 Common stock, no par value; 100,000,000 shares authorized; 20,354,077, 20,394,912, and 21,479,986 shares issued and outstanding as of March 31, 2021, December 31, 2020, and March 31, 2020, respectively 27

Period End Loans

(dollars in thousands)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 1,847	$ -	$ 859	$ 1,153	$ -	$ 1,847	$ 1,847
Loans held for sale - discontinued operations	-	-	-	-	-	-	-
Total loans held for sale	$ 1,847	$ -	$ 859	$ 1,153	$ -	$ 1,847	$ 1,847
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 735,287	$ 760,645	$ 712,567	$ 739,769	$ 760,062	$ (25,358)	$ (24,775)
PPP loans	218,766	192,160	231,834	234,049	-	26,606	218,766
Commercial real estate:							
Multifamily	80,507	66,262	58,336	58,909	73,654	14,245	6,853
Owner occupied	381,018	373,689	364,170	366,847	359,026	7,329	21,992
Investment	480,566	469,150	458,279	474,565	477,451	11,416	3,115
Construction and land:							
1-4 family residential construction	1,578	1,171	-	11	2,706	407	(1,128)
Other construction, development, and land	141,218	144,424	139,836	128,980	124,116	(3,206)	17,102
Mortgage warehouse loans	-	-	-	-	-	-	-
Total commercial loans	2,038,940	2,007,501	1,965,022	2,003,130	1,797,015	31,439	241,925
Residential:							
Residential mortgages	31,817	33,783	29,460	32,327	31,761	(1,966)	56
Home equity	26,293	25,443	24,528	23,689	23,479	850	2,814
Total residential loans	58,110	59,226	53,988	56,016	55,240	(1,116)	2,870
Consumer	203,176	176,066	154,916	113,149	58,164	27,110	145,012
Other	7,689	13,897	22,777	22,160	25,488	(6,208)	(17,799)
	2,307,915	2,256,690	2,196,703	2,194,455	1,935,907	51,225	372,008
Less net deferred fees and other unearned income	(7,101)	(7,654)	(8,668)	(9,761)	(2,998)	553	(4,103)
Total loans held for investment	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 51,778	$ 367,905
Total loans	$ 2,302,661	$ 2,249,036	$ 2,188,894	$ 2,185,847	$ 1,932,909	$ 53,625	$ 369,752
Total unfunded commitments	$ 789,869	$ 813,757	$ 764,247	$ 749,321	$ 689,620	$ (23,888)	$ 100,249

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Deposits: Period End and Average

Period End Deposits

(dollars in thousands)	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	Linked Quarter Change	Year Over Year Change
DDA	$ 1,280,524	$ 1,033,765	$ 843,656	$ 883,662	$ 712,919	$ 246,759	$ 567,605
NOW	485,540	760,638	387,858	449,737	368,463	(275,098)	117,077
Savings	562	625	568	583	567	(63)	(5)
Money market	1,142,361	1,030,753	945,834	879,863	982,109	111,608	160,252
Time	294,129	241,328	196,343	131,353	66,793	52,801	227,336
Brokered	74,576	94,399	94,463	62,433	94,268	(19,823)	(19,692)
Total deposits	$ 3,277,692	$ 3,161,508	$ 2,468,722	$ 2,407,631	$ 2,225,119	$ 116,184	$ 1,052,573

Average Deposits

	2021	2020					
(dollars in thousands)	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Linked Quarter Change	Q1 2021 vs Q1 2020
DDA	$ 1,136,531	$ 977,009	$ 854,715	$ 815,299	$ 713,001	$ 159,522	$ 423,530
NOW	618,701	558,967	440,734	462,051	382,178	59,734	236,523
Savings	587	614	586	574	650	(27)	(63)
Money market	1,042,809	1,026,347	942,062	952,444	1,010,713	16,462	32,096
Time	273,615	221,792	166,019	96,362	55,775	51,823	217,840
Brokered	84,663	89,673	68,102	83,228	92,188	(5,010)	(7,525)
Total deposits	$ 3,156,906	$ 2,874,402	$ 2,472,218	$ 2,409,958	$ 2,254,505	$ 282,504	$ 902,401
Noninterest bearing deposits as a percentage of average deposits	36.0%	34.0%	34.6%	33.8%	31.6%		
Cost of interest-bearing deposits	0.19%	0.25%	0.28%	0.33%	1.09%		
Cost of deposits	0.12%	0.16%	0.19%	0.22%	0.75%		

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atlanticcapitalbank.com Income Statements (in thousands except share and per share data) March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 Total interest income $ 25,410 $ 24,943 $ 24,233 $ 23,797 $ 26,023 Total interest expense 2,065 2,299 2,515 2,166 5,043 NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES 23,345 22,644 21,718 21,631 20,980 Provision for credit losses (4,519) 481 28 8,863 8,074 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 27,864 22,163 21,690 12,768 12,906 NONINTEREST INCOME Service charges 1,663 1,341 1,217 1,081 1,232 Gains (losses) on sale of securities 2 (23) – – – Gains (losses) on sale of other assets – (6) (145) – 5 Derivatives income (loss) 47 11 10 (10) 246 Bank owned life insurance 391 368 363 367 362 SBA lending activities 1,225 1,015 893 782 414 Other noninterest income 234 310 166 123 163 Total noninterest income 3,562 3,016 2,504 2,343 2,422 NONINTEREST EXPENSE Salaries and employee benefits 10,421 8,437 8,850 8,466 8,476 Occupancy 734 767 739 883 794 Equipment and software 774 969 826 763 779 Professional services 922 686 562 792 705 Communications and data processing 792 789 757 670 897 Marketing and business development 108 144 141 79 153 Travel, meals and entertainment 10 14 39 34 140 FDIC premiums 275 241 213 175 – Other noninterest expense 1,113 1,117 1,586 1,042 933 Total noninterest expense 15,149 13,164 13,713 12,904 12,877 INCOME BEFORE PROVISION FOR INCOME TAXES 16,277 12,015 10,481 2,207 2,451 Provision for income taxes 2,915 2,065 1,863 358 327 NET INCOME 13,362 9,950 8,618 1,849 2,124 Net income per common share - basic $ 0.66 $ 0.48 $ 0.40 $ 0.09 $ 0.10 Net income per common share - diluted $ 0.65 $ 0.48 $ 0.40 $ 0.09 $ 0.10 Weighted average shares - basic 20,380,066 20,711,089 21,500,735 21,472,462 21,689,038 Weighted average shares - diluted 20,502,184 20,795,332 21,543,805 21,535,040 21,842,175 Three months ended 30

Non-GAAP Financial Measures

(in thousands, except share and per share data)	2021	2020			
	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Taxable equivalent net interest income reconciliation					
Net interest income - GAAP	$ 23,345	$ 22,644	$ 21,718	$ 21,631	$ 20,980
Taxable equivalent adjustment	365	345	345	354	223
Net interest income - taxable equivalent	$ 23,710	$ 22,989	$ 22,063	$ 21,985	$ 21,203
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	2.76%	2.86%	3.09%	3.17%	3.38%
Impact of taxable equivalent adjustment	0.05%	0.05%	0.05%	0.06%	0.03%
Net interest margin - taxable equivalent - continuing operations	2.81%	2.91%	3.14%	3.23%	3.41%
Tangible book value per common share reconciliation					
Total shareholders' equity	$ 340,328	$ 338,586	$ 340,309	$ 335,980	$ 332,300
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 320,403	$ 318,661	$ 320,384	$ 316,055	$ 312,375
Common shares outstanding	20,354,077	20,394,912	21,202,783	21,477,631	21,479,986
Book value per common share - GAAP	$ 16.72	$ 16.60	$ 16.05	$ 15.64	$ 15.47
Tangible book value	15.74	15.62	15.11	14.72	14.54
Tangible common equity to tangible assets reconciliation					
Total shareholders' equity	$ 340,328	$ 338,586	$ 340,309	$ 335,980	$ 332,300
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 320,403	$ 318,661	$ 320,384	$ 316,055	$ 312,375
Total assets	$ 3,732,668	$ 3,615,617	$ 2,923,977	$ 2,890,622	$ 2,719,658
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 3,712,743	$ 3,595,692	$ 2,904,052	$ 2,870,697	$ 2,699,733
Tangible common equity to tangible assets	8.63%	8.86%	11.03%	11.01%	11.57%
PPP loans	$ 218,766	$ 192,160	$ 231,834	$ 234,049	$ -
Total tangible assets excl PPP loans	$ 3,493,977	$ 3,403,532	$ 2,672,218	$ 2,636,648	$ 2,699,733
Tangible common equity to tangible assets excl PPP loans	9.17%	9.36%	11.99%	11.99%	11.57%
Pre-provision net revenue (PPNR) reconciliation					
Net interest income - GAAP	$ 23,345	$ 22,644	$ 21,718	$ 21,631	$ 20,980
Taxable equivalent adjustment	365	345	345	354	223
Noninterest income	3,562	3,016	2,504	2,343	2,422
Noninterest expense	(15,149)	(13,164)	(13,713)	(12,904)	(12,877)
Pre-provision net revenue	$ 12,123	$ 12,841	$ 10,854	$ 11,424	$ 10,748

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Non-GAAP Financial Measures

(in thousands, except share and per share data)	2021 First Quarter	2020 Fourth Quarter	2020 Third Quarter	2020 Second Quarter	2020 First Quarter
Allowance for credit losses to loans held for investment reconciliation					
Total loans held for investment	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909
PPP Loans	(218,766)	(192,160)	(231,834)	(234,049)	-
Total loans held for investment excluding PPP	$ 2,082,048	$ 2,056,876	$ 1,956,201	$ 1,950,645	$ 1,932,909
Allowance for credit losses to loans held for investment	1.31%	1.55%	1.59%	1.61%	1.43%
Allowance for credit losses to loans held for investment excluding PPP loans	1.45%	1.70%	1.78%	1.80%	1.43%
Allowance for loan losses to loans held for investment reconciliation					
Total loans held for investment	$ 2,300,814	$ 2,249,036	$ 2,188,035	$ 2,184,694	$ 1,932,909
PPP Loans	(218,766)	(192,160)	(231,834)	(234,049)	-
Total loans held for investment excluding PPP	$ 2,082,048	$ 2,056,876	$ 1,956,201	$ 1,950,645	$ 1,932,909
Allowance for loan losses to loans held for investment	1.20%	1.41%	1.46%	1.45%	1.29%
Allowance for loan losses to loans held for investment excluding PPP loans	1.32%	1.55%	1.63%	1.62%	1.29%
Net interest margin adjusted for excess cash					
Total interest-earning assets	$ 3,424,717	$ 3,147,728	$ 2,795,994	$ 2,741,528	$ 2,498,006
Excess cash	(404,959)	(285,693)	-	-	-
Adjusted total interest earning assets	3,019,758	2,862,035	2,795,994	2,741,528	2,498,006
Net interest income - taxable equivalent	$ 23,710	$ 22,989	$ 22,063	$ 21,985	$ 21,203
Excess net interest income	(100)	(72)	-	-	-
Adjusted net interest income - taxable equivalent	23,610	22,917	22,063	21,985	21,203
Net interest margin adjust for excess cash	3.17%	3.18%	3.14%	3.23%	3.41%

(in thousands)	For the Years Ended December 31, 2020	2019	2018	2017	2016
Net interest income reconciliation					
Net interest income - GAAP	$ 86,973	$ 80,864	$ 76,247	$ 62,832	$ 53,719
Taxable equivalent adjustment	1,478	459	395	906	484
Net interest income - taxable equivalent	$ 88,451	$ 81,323	$ 76,642	$ 63,738	$ 54,203
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	3.11%	3.52%	3.48%	3.03%	2.74%
Impact of taxable equivalent adjustment	0.05%	0.06%	0.02%	0.04%	0.02%
Net interest margin - taxable equivalent	3.16%	3.58%	3.50%	3.07%	2.76%

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